AMENDMENT NO. 6
TO AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM SECTOR FUNDS
          This Amendment No. 6 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Sector Funds (the “Trust”) amends, effective February 12, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Technology Fund to Invesco Technology Sector Fund; and
          WHEREAS, the Trust desires to amend the Agreement to change the name of Van Kampen American Value Fund, Van Kampen Capital Growth Fund, Van Kampen Comstock Fund, Van Kampen Enterprise Fund, Van Kampen Mid Cap Growth Fund, Van Kampen Small Cap Value Fund, Van Kampen Technology Fund, Van Kampen Utility Fund and Van Kampen Value Opportunities Fund to Invesco Van Kampen American Value Fund, Invesco Van Kampen Capital Growth Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Enterprise Fund, Invesco Van Kampen Mid Cap Growth Fund, Invesco Van Kampen Small Cap Value Fund, Invesco Van Kampen Technology Fund, Invesco Van Kampen Utility Fund and Invesco Van Kampen Value Opportunities Fund, respectively;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 12, 2010.

By: Name:	/s/ John M. Zerr John M. Zerr
Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM SECTOR FUNDS
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
AIM Energy Fund	Class A Shares
Class B Shares
Class C Shares
Class K Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

AIM Financial Services Fund	Class A Shares
Class B Shares
Class C Shares
Class K Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

AIM Gold & Precious Metals Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

AIM Leisure Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

AIM Technology Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

AIM Utilities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Mid-Cap Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Small-Mid Special Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Special Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Technology Sector Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco U.S. Mid Cap Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco U.S. Small Cap Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco U.S. Small/Mid Cap Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Value II Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen American Value Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Van Kampen Capital Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Comstock Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Enterprise Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Mid Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Small Cap Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Technology Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Utility Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Value Opportunities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares”